UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement	[ ]	Soliciting Material Under Rule 14a-12
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials

Tanger Factory Outlet Centers, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required
[ ]	Fee paid previously with preliminary materials
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TangerOutlets VOTE

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Online

Go to **www.envisionreports.com/SKT** or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 1:00 a.m., Eastern Time, on May 13, 2022.

Shareholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Tanger Factory Outlet Centers, Inc. Annual Meeting of Shareholders to be Held on May 13, 2022

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report on Form 10-K are available at:

www.envisionreports.com/SKT

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/SKT**.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 2, 2022 to facilitate timely delivery.

2 N O T C O Y

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Shareholder Meeting Notice

Tanger Factory Outlet Centers, Inc.'s Annual Meeting of Shareholders will be held on May 13, 2022 at 10:00 a.m. Eastern Time virtually via the internet at meetnow.global/MHLNL7X.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends that you vote FOR all director nominees listed in Proposal 1, and FOR Proposals 2 and 3.

1. Election of Directors.

01 - Jeffrey B. Citrin	02 - David B. Henry	03 - Sandeep L. Mathrani
04 - Thomas J. Reddin	05 - Bridget M. Ryan-Berman	06 - Susan E. Skerritt
07 - Steven B. Tanger	08 - Luis A. Ubiñas	09 - Stephen J. Yalof

2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.
3. To approve, on an advisory (non-binding) basis, named executive officer compensation.
4. To transact such other business as may properly come before the meeting or any postponement(s), continuation(s), or adjournment(s) thereof.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

– **Internet** – Go to **www.envisionreports.com/SKT**. Click Cast Your Vote or Request Materials.

– **Phone** – Call us free of charge at 1-866-641-4276.

– **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Tanger Factory Outlet Centers, Inc." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 2, 2022.